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                                                                    EXHIBIT 10.1
                    AMENDMENT TO LOAN AND SECURITY AGREEMENT


         THIS AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of the 21st day of June, 2002, by and between GMAC BUSINESS CREDIT, LLC, a Delaware limited liability company ("Lender"), and ROCKY SHOES & BOOTS, INC., an Ohio corporation, and LIFESTYLE FOOTWEAR, INC., a Delaware corporation (each a "Borrower" and collectively, the "Borrowers").

                                   WITNESSETH:

         WHEREAS, Lender and Borrowers entered into that certain Loan and Security Agreement dated as of September 18, 2000, as amended from time to time (collectively, the "Agreement"); and

         WHEREAS, as a result of certain changes in law regarding the granting and perfection of security interests, the parties hereto now desire to amend the Agreement to reflect such changes in the law.

         NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows:

         1. INCORPORATION OF THE AGREEMENT. All capitalized terms that are not defined hereunder shall have the same meanings as set forth in the Agreement, and the Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with the amendments set forth in PARAGRAPH 2 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

         2. AMENDMENT OF THE AGREEMENT. The Agreement is hereby amended as follows:

                  (a) Any and all references to the Agreement shall be deemed to refer to and include this Amendment, as the same may be further amended, modified, restated or supplemented from time to time.

                  (b) The definitions of the terms "Commercial Tort Claim," "Deposit Account," "Electronic Chattel Paper," "Letter-of-Credit Rights," "Payment Intangibles," "Software," "Supporting Obligations" and "Tangible Chattel Paper" shall have the meanings assigned thereto in the Uniform Commercial Code.


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                  (c) The definitions of the terms "Computer Hardware and
Software," "New Collateral," "Organizational I.D. Number," "Type of Organization" and "Uniform Commercial Code" are hereby appended to Section 2 of the Agreement to read in their entirety as follows:

                  "Computer Hardware and Software" means all rights (including rights as licensee and lessee) with respect to (i) computer and other electronic data processing hardware, including all integrated computer systems, central processing units, memory units, display terminals, printers, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories, peripheral devices and other related computer hardware; (ii) all Software and all software programs designed for use on the computers and electronic data processing hardware described in clause (i) above, including all operating system software, utilities and application programs in whatsoever form (source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever); (iii) any firmware associated with any of the foregoing; and (iv) any documentation for hardware, software and firmware described in clauses (i), (ii) and (iii) above, including flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes; including all rights with respect thereto, including any and all licenses, options, warranties, service contracts, program services, test rights and indemnifications, and any substitutions, replacements, additions or model conversions of any of the foregoing.

                  "New Collateral" shall mean, collectively, Accounts, Commercial Tort Claims, Deposit Accounts, Electronic Chattel Paper, Letter-of-Credit Rights, Payment Intangibles, Software, Supporting Obligations, Tangible Chattel Paper and Computer Hardware and Software; provided, however, notwithstanding anything to the contrary contained herein, the term "New Collateral" shall not include any Excluded Property, "Excluded Property" means (i) any Equipment that is subject to a "purchase money security interest", as such term is now or hereafter defined in the UCC, which (x) constitutes a Permitted Lien under the Agreement and (y) prohibits the creation by a Borrower of a junior security interest therein, unless the holder thereof has consented to the creation of such a junior security interest; (ii) any Computer Hardware and Software, General Intangibles, contract right, license agreement or any other agreement if and to the extent that (A) in the case of any such Collateral, (x) any contract evidencing the same contains a contractual restriction or limitation which prohibits the grant or creation of a security interest therein, or (y) a restriction or limitation imposed by applicable law, regulation, rule, order or other directive of any governmental body, agency or authority, or the order of any court of competent jurisdiction, prohibits the grant or creation of a security interest in such item of Collateral, or
         (B) in the case of any such item of Collateral, such item would be subject to loss or forfeiture upon the grant or creation of a security interest therein by reason of (x) a contractual restriction or limitation contained in any such contract evidencing the same, or (y) a restriction or limitation imposed by applicable law, regulation, rule, order or other directive of any governmental body, agency or authority, or the order of any court of competent jurisdiction; and (iii) any depository account maintained by any Borrower used solely (A) for petty cash purposes; (B) for payroll; (C) for charitable contributions; or
         (D)


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         for medical expenses or payments, pension benefits, employee benefits, employee taxes, stock options and like special purpose employee accounts.

         "Organizational I.D. Number" means, with respect to a Borrower, the organizational identification number assigned to such Borrower by the applicable governmental unit or agency of the jurisdiction of organization for the Borrower.

         "Type of Organization" means, with respect to a Borrower, the kind or type of entity of such Borrower, such as a corporation or limited liability company.

         "Uniform Commercial Code" means the Uniform Commercial Code as in effect in the State of Michigan on the date of this Agreement, as may be amended or otherwise modified and in effect from time to time; provided that, if the context so requires, "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction.

                  (d) The definition of the terms "Accounts" and "General Intangibles" appearing in Section 2 of the Agreement are hereby amended and restated in their entirety to read as follows:

                  "Accounts" shall have the meaning given to such term in the Uniform Commercial Code.

                  "General Intangibles" shall have the meaning given to such term in the Uniform Commercial Code.

                  (e) The definition of the term "Collateral" appearing in
Section 2 of the Agreement is deemed amended to add thereto and include, without limitation (including for purposes of this Amendment), the New Collateral as of the date of the original grant of security interest by each Borrower to Lender.

                  (f) The introductory paragraph of SECTION 2 is hereby amended by inserting the following sentence at the beginning of such paragraph:

                  Except as otherwise defined in this Agreement or the Loan Documents, all words, terms and/or phrases used herein and therein shall be defined by the applicable definition therefor (if any) in the Uniform Commercial Code.

                  (g) SECTION 5.1 is hereby amended by renumbering the current text of SECTION 5.1 as subparagraph (a) and inserting the following text as
SECTION 5.1(b):

                  (b) In addition to the grant of security interest set forth above, each Borrower hereby grants to Lender, to secure payment when due (at maturity or otherwise) of such Borrower's Obligations, a continuing, first priority lien and security interest in and to each item

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of New Collateral (subject to Permitted Liens), whether now existing or owned, or hereafter arising or acquired, regardless of where located.

                  (h) A new Section 5.6 is hereby appended to the Agreement to read in its entirety as follows:

                  5.6 FURTHER ASSURANCES. Each Borrower hereby irrevocably authorizes Lender at any time, and from time to time, to file in any jurisdiction any initial financing statements and amendments thereto with respect of any property in which any of the Borrowers have granted to Lender a security interest or collateral assignment that (A) indicate the Collateral (y) as all assets of a Borrower or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the jurisdiction wherein such financing statement or amendment is filed, or (z) as being of an equal or lesser scope or within greater detail, and (B) contain any other information required by Part 5 of Article 9 of the Uniform Commercial Code of the jurisdiction wherein such financing statement or amendment is filed regarding the sufficiency or filing office acceptance of any financing statement or amendment, including (y) the Type of Organization and the Organizational I.D. Number issued to the Borrower and (z) in the case of a financing statement filed as a fixture filing or indicating Collateral to be extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Each Borrower further ratifies and affirms its authorization for any financing statements and/or amendments thereto, filed by Lender in any jurisdiction prior to the date of this Agreement.

                  (i) A new Section 5.7 is hereby appended to the Agreement to read in its entirety as follows:

                  5.7 ADDITIONAL COLLATERAL. Each Borrower shall promptly notify Lender, in writing, of the existence of any Collateral consisting of Deposit Accounts, Investment Property, Letter-of-Credit Rights or Electronic Chattel Paper and shall, upon the request of Lender, promptly execute such other documents, and do such other acts or things deemed appropriate by Lender to deliver to Lender control with respect to such Collateral; with respect to Collateral in the possession of a third party, other than Certificated Securities and Goods covered by a Document, an acknowledgment from the third party that it is holding the Collateral for benefit of the Lender; and promptly notify Lender, in writing, upon incurring or otherwise obtaining a Commercial Tort Claim in excess of the sum of $100,000 after the date hereof against any third party, and, upon the request of Lender, will promptly enter into an amendment to this Agreement, and do such other acts or things deemed reasonably appropriate by Lender to give Lender a security interest in such Commercial Tort Claim.

                  (j) A new Section 6.25 is hereby appended to the Agreement to read in its entirety as follows:


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                  6.25 ORGANIZATION. Each Borrower's state of organization, Type of Organization, and Organizational I.D. Number are as follows:

                           ROCKY SHOES & BOOTS, INC.
                           State of Organization: Ohio
                           Type of Organization: corporation
                           Organizational I.D. Number: 821674

                           LIFESTYLE FOOTWEAR, INC.
                           State of Organization: Delaware
                           Type of Organization: corporation
                           Organizational I.D. Number: 2109896

                  (k) SECTION 12.21(d) is hereby amended and restated to read in its entirety as follows:

                           (d)      RESERVED.

         3. REPRESENTATIONS, COVENANTS AND WARRANTIES; NO DEFAULT. The representations, covenants and warranties set forth in the Agreement shall be deemed remade as of the date hereof by each Borrower (other than representations and warranties made as of a particular date), except that any and all references to the Agreement in such representations and warranties shall be deemed to include this Amendment. Each Borrower hereby represents and confirms that no Event of Default has occurred and is continuing and no event has occurred and is continuing that, with the lapse of time, the giving of notice, or both, would constitute such an Event of Default under the Agreement.

         4. DELIVERY OF DOCUMENTS. Notwithstanding any of the foregoing, prior to or contemporaneously with the making of the Amendment, Lender shall have received from each Borrower a fully executed copy of this Amendment and each other document, instrument or agreement requested by Lender, each in form and substance satisfactory to Lender, and all of the transactions contemplated by each such document shall have been consummated or each condition contemplated by each such document shall have been satisfied.

         5. FEES AND EXPENSES. Each Borrower agrees to pay on demand all costs and expenses of or incurred by Lender (including, but not limited to, legal fees and expenses) in connection with the evaluation, negotiation, preparation, execution and delivery of this Amendment and all related documents, instruments and agreements.

         6. EFFECTUATION. The amendments to the Agreement contemplated by this Amendment shall be deemed effective immediately upon the full execution of this Amendment and without any further action required by the parties hereto. There are no conditions precedent or subsequent to the effectiveness of this Amendment.



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         7. CONTINUING. EFFECT. Except as otherwise specifically set forth herein, the provisions of the Agreement shall remain in full force and effect. Each Borrower hereby reaffirms its grant of the security interest in the Collateral, as amended hereby.


         8. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

         Amendment to Loan and Security Agreement Signature Page

         IN WITNESS WHEREOF, the parties hereto have duty executed this Amendment to Loan and Security Agreement as of the date first above written.

                                   ROCKY SHOES & BOOTS, INC.,
                                   an Ohio corporation



                                   By:      /s/ James E. McDonald
                                      -----------------------------------------
                                   Name:    James E. McDonald
                                        ---------------------------------------
                                   Title:   V.P. & C.F.O.
                                         --------------------------------------


                                   LIFESTYLE FOOTWEAR, INC.,
                                   a Delaware corporation



                                   By:      /s/ James E. McDonald
                                      -----------------------------------------
                                   Name:    James E. McDonald
                                        ---------------------------------------
                                   Title:   V.P. & C.F.O.
                                         --------------------------------------


                                   GMAC BUSINESS CREDIT, LLC,
                                   a Delaware limited liability company



                                   By:      /s/ Kathryn Williams
                                      -----------------------------------------
                                   Name:    Kathryn Williams
                                        ---------------------------------------
                                   Title:   Vice President
                                         --------------------------------------


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